KRANE SHARES TRUST

KraneShares Global Luxury Index ETF (KLXY)

KraneShares European Carbon Allowance Strategy ETF (KEUA)

(each, a “Fund”)

Supplement dated February 20, 2026 to the currently effective Summary Prospectus, Statutory Prospectus and Statement of Additional Information as each may be supplemented or amended, for each Fund.

This supplement provides new and additional information beyond that contained in each Fund’s currently effective Summary Prospectus and Statutory Prospectus (together, the “Prospectus”) and Statement of Additional Information.

This supplement should be read in conjunction with each Fund’s Prospectus dated July 29, 2025, and Statement of Additional Information dated July 29, 2025, as each may be supplemented or amended for each Fund.

Upon the recommendation of Krane Funds Advisors, LLC, the adviser to each Fund, the Board of Trustees of KraneShares Trust (the “Trust”) has approved the liquidation and termination of each Fund, each a series of the Trust. Shares of each Fund will cease trading on the NYSE Arca, Inc. (“Exchange”) as of the close of regular trading on the Exchange on March 13, 2026 (“Closing Date”). Shareholders may sell their holdings in each Fund prior to the Closing Date. No Fund will accept purchase or redemption orders after the Closing Date.

From the Closing Date through March 20, 2026 (“Liquidation Date”), shareholders may only be able to sell their shares to certain broker-dealers. There is no assurance that there will be a market for each Fund’s shares during this period.

Beginning on or about February 27, 2026, it is expected that each Fund will convert its holdings to cash in the relevant markets in which its holdings trade. As a result, from the date of this sticker until the Liquidation Date, each Fund should be expected to depart from its stated investment objective and strategies as it converts most of its portfolio holdings to cash in preparation for the final distribution to shareholders. This would include any Fund that tracks an underlying index since such a Fund should not be expected to track its underlying index from the date of this sticker until the Liquidation Date. In addition, as of February 27, 2026, Krane will voluntarily waive its advisory fee for each Fund until the Liquidation Date.

On or before the Liquidation Date, each Fund will distribute the net asset value per share in cash, pro rata, to all shareholders who have not previously redeemed or sold their shares. These distributions are a taxable event for shareholders that are subject to federal income tax. In addition, these distributions may include accrued capital gains and dividends and will reflect certain costs of closing the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.